UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2018
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UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.
On July 26, 2018, Under Armour, Inc. (“Under Armour”, or the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2018. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on July 26, 2018 to discuss its financial results.
Item 2.05. Costs Associated With Exit or Disposal Activities.

The Company previously announced a 2018 restructuring plan pursuant to which the Company expected to incur approximately $110 million to $130 million of estimated pre-tax restructuring and related charges during 2018. After further review, the Company has identified further opportunities and on July 23, 2018, the Company’s Board of Directors approved additional restructuring initiatives, resulting in an increase to the 2018 restructuring plan to approximately $190 million to $210 million of total pre-tax restructuring and related charges during 2018.

Based on the updated 2018 restructuring plan, the Company anticipates that these restructuring and related charges for its full 2018 fiscal year will consist primarily of:

•
up to $155 million of cash restructuring charges, consisting of up to $75 million in facility and lease termination costs, and up to $80 million in contract termination and other restructuring costs; and

•	up to $55 million of non-cash charges comprised of up to $20 million of inventory related charges, and up to $35 million of asset related impairments.

Through the six months ended June 30, 2018, the Company has incurred approximately $96 million in cash restructuring related charges, and $34 million in non-cash restructuring related charges.

This disclosure contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements, and include statements regarding anticipated charges and restructuring costs and the timing of these measures. These forward-looking statements are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the estimated future impact of these charges and restructuring costs to differ materially from the forward-looking statements. These risks include the Company’s ability to successfully execute its restructuring plans, higher than anticipated costs in implementing the restructuring plan, management distraction from ongoing business activities and damage to the Company’s reputation and brand image. Additional information regarding other factors that could cause the Company’s results to differ can be found in the Company’s press release attached hereto as Exhibit 99.1, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q. The forward-looking statements contained in this disclosure reflects the Company’s views and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which this disclosure is made or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release announcing financial results for the second quarter ended June 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: July 26, 2018	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer